UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 9, 2008

UNITED RENTALS, INC.
UNITED RENTALS (NORTH AMERICA), INC.
 (Exact Name of Registrant as Specified in Its Charter)

Delaware	001-14387	06-1522496
Delaware	001-13663	06-1493538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Greenwich Office Park Greenwich, CT		06831
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (203) 622-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Gerald Tsai, Jr., a member of the Board of Directors of United Rentals, Inc. (the “Company”), passed away on Wednesday, July 9, 2008. Mr. Tsai had served as a director from 1997 through 2001 and again from 2002 until his passing. He also served on the Board’s compensation committee and nominating and corporate governance committee.

Item 8.01	Other Events

On July 10, 2008, the Company issued a press release supplementing the Company’s previous earnings per share guidance for the full year 2008. A copy of the press release is attached as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Item 9.01	Financial Statements and Exhibits

          (d) Exhibits

Exhibit No.	Description

Exhibit 99.1	Press Release dated July 10, 2008

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 10, 2008	UNITED RENTALS, INC.

	By:	/s/ Roger E. Schwed

Name: Roger E. Schwed
Title: General Counsel

UNITED RENTALS (NORTH AMERICA), INC.

	By:	/s/ Roger E. Schwed

Name: Roger E. Schwed
Title: General Counsel

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Press Release dated July 10, 2008